GLOBAL TACTICAL ASSET ALLOCATION FUND

PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION (“SAI”) SUPPLEMENT

NORTHERN FUNDS

GLOBAL TACTICAL ASSET ALLOCATION FUND

SUPPLEMENT DATED MARCH 31, 2017 TO PROSPECTUS AND SAI DATED JULY 31, 2016, AS SUPPLEMENTED

1.	Effective April 1, 2017, the third paragraph under the section entitled “ACCOUNT POLICIES AND OTHER INFORMATION — Financial Intermediaries” on page 22 of the Prospectus is replaced with the following:

For their services, Service Organizations may receive fees from the Fund at annual rates of up to 0.15% of the average daily NAV of the shares covered by their agreements. Because these fees are paid out of the Fund’s assets on an on-going basis, they will increase the cost of your investment in the Fund.

2.	Effective April 1, 2017, the first two paragraphs under the section entitled “ADDITIONAL TRUST INFORMATION — Service Organizations” on page 65 of the SAI are replaced with the following:

As stated in the Fund’s Prospectus, the Fund may enter into agreements from time to time with Service Organizations providing for support services to customers of the Service Organizations who are the beneficial owners of Fund shares. Under the agreements, the Fund may pay Service Organizations up to 0.15% (on an annualized basis) of the average daily NAV of the shares beneficially owned by their customers. Support services provided by Service Organizations under their agreements may include: (i) processing dividend and distribution payments from the Fund; (ii) providing information periodically to customers showing their share positions; (iii) arranging for bank wires; (iv) responding to customer inquiries; (v) providing subaccounting with respect to shares beneficially owned by customers or the information necessary for subaccounting; (vi) forwarding shareholder communications; (vii) assisting in processing share purchase, exchange and redemption requests from customers; (viii) assisting customers in changing dividend options, account designations and addresses; and (ix) other similar services requested by the Fund.

Please retain this Supplement with your Prospectus and SAI for future reference.

50 South LaSalle Street P.O. Box 75986 Chicago, Illinois 60675-5986 800-595-9111 northerntrust.com/funds	GTAA SPT (03/17)

NORTHERN FUNDS PROSPECTUS